SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                                 Date of Report

                                February 1, 2000

                                   FVNB CORP.

             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                Texas                                        74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
             or organization)                            Identification No.)


                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS

The news release of FVNB Corp. dated January 27, 2000, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that the Board of Directors of FVNB Corp. had approved a definitive agreement to acquire Mid-Coast Savings Bank, SSB. The definitive agreement was entered into on January 27, 2000, and is subject to regulatory approval and approval by the shareholders of Mid Coast Savings. Upon completion of the transaction, the acquired bank will merge with First Victoria National Bank, a subsidiary bank of FVNB Corp., and the two Mid-Coast Savings locations in Edna and Ganado, Texas will operate as branches of First Victoria National Bank

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

           c. Exhibits

              The following exhibit is filed as part of this report:

              (99)News release of FVNB Corp. dated January 27, 2000.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FVNB CORP.
                                    (Registrant)


                                    By: /S/ DAVID M. GADDIS
                                            David M. Gaddis,
                                            President & Chief Executive Officer


Date: February 1, 2000


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                                INDEX TO EXHIBIT


EXHIBIT NO.       DESCRIPTION                                  PAGE

   99             News release of FVNB Corp.                     5
                  dated January 27, 2000



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